EXHIBIT 10.2

RESIGNATION FROM

THE BOARD OF DIRECTORS

AND ALL OFFICER POSITIONS

OF

BOATIM INC. (aka EMERALD DATA INC.)

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on the 29th day of April, 2019.

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, he has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with EMERALD DATA INC. and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding EMERALD DATA INC., and, by affixing, his signature hereto, officially as his last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management. In addition, the undersigned hereby formally RESIGNS from his positions as CEO and President of the Corporation.

The Board shall choose a new Director at a time and place of its choosing.

DATED: 29th April, 2019

/s/ Yves Tolderer

Yves Tolderer